UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 4, 2018

Web.com Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51595	94-3327894
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12808 Gran Bay Parkway West, Jacksonville, FL	32258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 680-6600

Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Information.

As previously announced, Web.com Group, Inc., a Delaware corporation (“Web.com”), entered into an Amended and Restated Agreement and Plan of Merger, dated as of August 5, 2018 (the “Amended and Restated Merger Agreement”), by and between Web.com, Parker Private Holdings II, LLC, a Delaware limited liability company (“Parent”) and Parker Private Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly-owned subsidiary of Parent, pursuant to which Merger Sub will be merged with and into Web.com (the “Merger”), with Web.com surviving the Merger (the “Surviving Corporation”) as an indirect wholly owned subsidiary of Parent. The Amended and Restated Merger Agreement amends and restates in its entirety the Agreement and Plan of Merger, dated June 20, 2018, by and between Web.com, Parent and Merger Sub. Web.com has called a special meeting of stockholders, to be held on October 10, 2018 (the “Special Meeting”), for Web.com’s stockholders to approve the Amended and Restated Merger Agreement and the Merger.

On October 4, 2018, Web.com announced that it expects the closing of the Merger to occur on the day after the Special Meeting, October 11, 2018.

Forward-Looking Statement Disclaimer

The statement that Web.com expects the closing of the Merger to occur on the day after the Special Meeting, October 11, 2018, is a "forward-looking statement" based on Web.com's current beliefs or expectations. There are a number of important factors that could cause the actual result or outcome to differ materially from those indicated by the forward-looking statement, including, but are not limited to: (i) the risk that stockholder approval of the Amended and Restated Merger Agreement and the Merger is not obtained at the Special Meeting, in which case the closing of the Merger will not occur; (ii) the closing of the Merger is subject to the satisfaction or waiver of the conditions precedent to closing the Merger, which may not be met or may be delayed; and (iii) legal proceedings instituted against the parties to the Amended and Restated Merger Agreement may delay or prevent the closing of the Merger. Web.com expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Web.com Group, Inc.
(Registrant)

Date: October 4, 2018
/s/ Jennifer Lada
Jennifer Lada, Chief Financial Officer